UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): March 7, 2005

                         American Financial Realty Trust
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               (Exact Name of Registrant as Specified in Charter)

   Maryland                          1-31678                    02-0604479
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(State or Other                 (Commission File               (IRS Employer
Jurisdiction of                      Number)                 Identification No.)
Incorporation)

          1725 The Fairway
           Jenkintown, PA                                          19046
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(Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (215) 887-2280

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Results.

In connection with its release of supplemental financial information on March 7, 2005, the Registrant is making available its press release associated with such release of supplemental financial information. This press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Non-GAAP Financial Measures

The Company believes that FFO is helpful to investors as a measure of the Company's performance as an equity REIT because it provides investors with an understanding of the Company's operating performance and profitability. The Company includes gains and losses from property sales in its definition of FFO because it believes that strategic disposition of properties is a significant component of the Company's business model, and that gains and losses from dispositions demonstrate (in part) the Company's execution of its business model. FFO is a non-GAAP financial measure commonly used in the REIT industry, and therefore this measure may be useful in comparing the Company's performance with that of other REITs. However, the Company's definition of FFO differs from the National Association of Real Estate Investment Trusts' definition of FFO and investors should take definitional differences into account when comparing FFO reported by other REITs (including particularly those REITs that exclude gains and losses from property sales in their definition of FFO). Additionally, FFO and FFO per share should be evaluated along with GAAP net income and net income per share (the most directly comparable GAAP measures) in evaluating the performance of equity REITs.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 AMERICAN FINANCIAL REALTY TRUST

                                                 By: /s/ Edward J. Matey Jr.
                                                     ---------------------------
                                                     Senior Vice President and
                                                     General Counsel

Dated: March 7, 2005

                                  EXHIBIT INDEX

Exhibit Number    Exhibit Title
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99.1 Press release dated March 7, 2005 of American Financial Realty Trust, furnished in accordance with Item 2.02 of this Current Report on Form 8-K.